UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

SPREE ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41172	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1922 Wildwood Place NE,
Atlanta, GA	30324
(Address of Principal Executive Offices)	(Zip Code)

(470) 223-0227

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which
Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	SHAPU	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	SHAP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SHAPW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Supplementary Information Regarding Non-Redemption Agreements in Connection with Extraordinary General Meeting

As previously disclosed, Spree Acquisition Corp. 1 Limited, a Cayman Islands exempted company (“Spree” or the “Company”) has called an extraordinary general meeting of the Company, which will be held at 9:00 a.m. Eastern Time/4:00 p.m. local (Israel) time on December 21, 2023 (the “Meeting”). The purpose of the Meeting will be the consideration of, and vote on, among other matters, a proposal to approve, by way of special resolution, an amendment to Spree’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which Spree has to consummate a business combination (the “Extension”) from March 20, 2024 to December 20, 2024 (the three-year anniversary of its initial public offering), or such earlier date as may be determined by Spree’s board of directors in its sole discretion (the “Articles Extension Proposal”).

As furthermore previously disclosed, in connection with the Meeting, the Articles Extension Proposal and the Extension, the Company and its sponsor, Spree Operandi, LP, a Cayman Islands exempted limited partnership (together with its wholly-owned subsidiary, Spree Operandi U.S. LP, a Delaware limited partnership, collectively, the “Sponsor”), have been entering into non-redemption agreements (the “Non-Redemption Agreements”) with several unaffiliated third parties (the “Non-Redeeming Shareholders”). A description of the Non-Redemption Agreements appeared in Spree’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2023 (the “Prior Form 8-K”), the contents of which are incorporated by reference herein, and which can be accessed at the following link: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001881462/000121390023093273/ea189604-8k_spreeacq1.htm,

As described in the Prior Form 8-K, under the Non-Redemption Agreements, the Non-Redeeming Shareholders have been agreeing not to redeem (or to validly rescind any redemption requests with respect to) the Class A ordinary shares, par value $0.0001, of the Company (“Class A ordinary shares”) that they hold or will acquire prior to the Meeting (the “Non-Redeemed Shares”), in connection with the shareholder vote on the Articles Extension Proposal. In exchange for that commitment of the Non-Redeeming Shareholders, the Sponsor has been agreeing (subject to certain conditions) to transfer founder shares of the Company held by it (which are currently Class B ordinary shares, par value $0.0001, of the Company (“Class B ordinary shares”)) (“Founder Shares”) to the Non-Redeeming Shareholders immediately following, and subject to, Spree’s consummation of an initial business combination.

Spree hereby reports supplementarily that the Sponsor will transfer 70,000 Founder Shares to the Non-Redeeming Shareholders (subject to the fulfillment of the relevant conditions under the Non-Redemption Agreements) for every 200,000 Non-Redeemed Shares that they hold and do not redeem (or for which they rescind a redemption request) in connection with the Meeting. For illustrative purposes, if Redeeming Shareholders continue to hold and do not redeem (or rescind redemption requests) with respect to 2 million Non-Redeemed Shares, in the aggregate, the Sponsor will transfer to the Non-Redeeming Shareholders an aggregate of 700,000 Founder Shares.

As previously disclosed, certain Non-Redeeming Shareholders intend to purchase additional publicly-held Class A ordinary shares on the open market. Such purchases will be made at or below the redemption price expected to be paid to public shareholders who redeem their Class A ordinary shares in connection with the Meeting. Spree hereby reports supplementarily that as of December 19, 2023, based on the balance in the Company’s trust account of approximately $46.335 million, the estimated per share redemption price would have been approximately $10.94.

As furthermore previously disclosed in the Prior Form 8-K, the Non-Redemption Agreements are not expected to increase the likelihood that the Articles Extension Proposal is approved by Spree’s shareholders, but are expected to limit the reduction in the amount of funds that remain in the Company’s trust account following the Meeting due to redemptions by public shareholders.

The foregoing information with respect to the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed as Exhibit 10.1 to the Prior Form 8-K, which is incorporated herein by reference.

THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED ABOVE.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Potential Transfer of Listing to Nasdaq

Spree hereby reports that on December 7, 2023, its outside legal counsel, as instructed by the Company’s Chief Financial Officer, filed a listing application with The Nasdaq Stock Market LLC (“Nasdaq”) for the transfer of the listing of each of its (i) Class A Ordinary Shares, (ii) warrants to purchase Class A ordinary shares (“warrants”), and (iii) units (each consisting of one Class A ordinary share and one-half of a redeemable warrant) from the New York Stock Exchange to Nasdaq. No assurances can be provided that the subject listing application will be approved by Nasdaq or that the subject transfer of listing will be completed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 6, 2023)
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023

SPREE ACQUISITION CORP. 1 LIMITED

By:	/s/ Shay Kronfeld
Name:	Shay Kronfeld
Title:	Chief Financial Officer